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                                 EXHIBIT 7(c)

                              Powers of Attorney

                              Russell A. Evenson
                               Larkin W. Fields
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                               POWER OF ATTORNEY


STATE OF :        TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Michael D. Wagner, Cynthia A. Toles, and W. James Nabholz, each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Russell A. Evenson                       February 21, 2002

______________________________               ___________________________________
Russell A. Evenson                           Date
Director



On this 21st day of February, 2002, before me, Dora Zapata, the undersigned Notary Public, personally appeared Russell A. Evenson, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal


                                                     /s/ Dora Zapata
My Commission Expires:                               ---------------------------
                                                     Notary Public
     9-08-2002                                       State of Texas
-------------------
                                                     [notary seal]

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                               POWER OF ATTORNEY


STATE OF :        TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Director and Treasurer of USAA Life Insurance Company, a Texas corporation ("Corporation"), constitutes and appoints Michael D. Wagner, Cynthia A. Toles and W. James Nabholz, and each of them, as her true and lawful attorney-in-fact and agent, with full power of substitution, for her and in her name, place and stead, in any and all capacities to sign registration statements on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or her substitute, may lawfully do or cause to be done by virtue hereof.

/s/ Larkin W. Fields                              2-21-02

--------------------------------                  ------------------------------
Larkin W. Fields                                  Date
Director and Treasurer



On this 21st day of February, 2002, before me, Dora Zapata, the undersigned Notary Public, personally appeared Larkin W. Fields, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that she executed it.

WITNESS my hand and official seal
                                                     /s/ Dora Zapata
My Commission Expires:                               ---------------------------
                                                     Notary Public
    9-08-2002                                        State of Texas
------------------
                                                     [notary seal]